Exhibit 10.15

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE:

PAGES OF PAGES: 1 | 7

2. AMENDMENT/MODIFICATION NO.: **Mass Modification 0008**

3. EFFECTIVE DATE:

4. REQUISITION/PURCHASE REQ. NO.:

5. PROJECT NO. *(If applicable)*:

6. ISSUED BY: CODE:

Department of Veterans Affairs
National Acquisition Center
P.O. Box 76, Bldg. 37
Hines, IL 60141

7. ADMINISTERED BY *(If other than Item 6)* CODE:

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

Itamar Medical Inc.
3290 Cumberland Club Drive Suite 100
Atlanta GA, 30339

CODE | FACILITY CODE

(X)

9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NUMBER: V797D-30190

10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.212-4(c) Contract Terms and Conditions - Commercial Items (Changes)
	D. OTHER *(Specify type of modification and authority)*

E. **IMPORTANT**: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

SOLICITATION REFRESHMENT

This modification is issued to incorporate the attached regulations and special language changes, Scope of Solicitation, Electronic Acceptance of Offers protocol, Wage Determinations (Excel Spreadsheet Attachment), and Document 03 Price Proposal Preparation (Excel spreadsheet attachment) into the above-referenced contract. These changes are the result of the March 2019 refreshment of 65 II A solicitation number RFP-797-FSS-99-0025-R9 (now issued as RFP-797-FSS-99-0025-R10). For the full text of added and updated regulations and special language, please select the "65 II A Equipment" link in the word cloud on VA's FSS web page at www.fss.va.gov. On the Schedule 65 II A web page you will find a solicitation link that will direct you to the refreshed solicitation files on FedBizOpps.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*: Ran Zafir Director Of Finance and Operations

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*:

15B. CONTRACTOR/OFFEROR: *(Signature of person authorized to sign)*

15C. DATE SIGNED: 8/13/19

16B. UNITED STATES OF AMERICA: *(Signature of Contracting Officer)*

16C. DATE SIGNED:

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

65IIA Mass Modification 0008 Removed: 52.203-11 Certification and Disclosure Regarding Payments to Influence to Certain Federal Transactions (Sep 2007) 52.203-12 Limitation on Payments to Influence Certain Federal Transactions (Oct 2010) 52.203-15 Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) 52.204-9 Personal Identity Verification of Contractor Personnel (Jan 2011) 52.212-5 Contract Terms & Conditions Required to Implement Statutes or Executive Orders - Commercial Items (Alternate II – Oct 2015) 52.219-6 Notice of Total Small Business Set-Aside (Nov 2011, Alternate I – Nov 2011) 52.222-1 Notice to the Government of Labor Disputes (Feb 1997) 552.238-76 Definition (Federal Supply Schedules) - Recovery Purchasing (Feb 2007) 552.238-80 Use of Federal Supply Schedule Contracts by Certain Entities - Recovery Purchasing (Feb 2007, Tailored) 852.219-71 VA Mentor-Protégé Program (Dec 2009) 852.203-71 Display of Department of Veterans Affairs Hotline Poster (Dec 1992) A-FSS-31 Notice of Total Small Business Set-Aside (Oct 1988) A-FSS-35 Exceptions to Clause 52.225-5 Trade Agreements (Nov 2002) AS1508 Option to Extend the Term of the Contract (Mar 2005) CP-FSS-4-A Solicitation Copies (Mar 1996, Tailored) ACH Vendor Miscellaneous Payment Enrollment Form and Instructions American Recovery and Reinvestment Act Program Participation Med-Surge Prime Vendor Program Participation (Sep 2011) Pre-Market Approval (Formerly AS215) (Aug 2000) Regulatory Requirement Provisions (Formerly AS1904) (Aug 2000, Tailored) Supplemental Commercial Sales Practices Total Small Business Set-Aside for Sins A-13a and A-13c Added 52.203-19 Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) 52.204-16 Commercial and Government Entity Code Reporting (Jul 2016) 52.204-18 Commercial and Government Entity Code Maintenance (Jul 2016) 52.204-21 Basic Safeguarding of Covered Contractor Information Systems (Jun 2016) 52.204-22 Alternative Line Item Proposal (Jan 2017) 52.204-23 Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) 52.207-6 Solicitation of Offers from Small Business Concerns and Small Business Teaming Arrangements or Joint Ventures (Multiple-Award Contracts) (Oct 2016) 52.217-9 Option to Extend the Term of the Contract (Mar 2000, Tailored) 52.222-41 Service Contract Labor Standards (Aug 2018) 52.222-42 Statement of Equivalent Rates for Federal Hires (May 2014) 52.222-43 Fair Labor Standards Act and Service Contract Labor Standards - Price Adjustment (Multiple Year Option Contracts) (Aug 2018) 52.222-52 Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Certification (May 2014) 52.222-55 Minimum Wages Under Executive Order 13658 (Dec 2015) 52.222-62 Paid Sick Leave Under Executive Order 13706 (Jan 2017) Continuation Page 2 of 7

65IIA Mass Modification 0008 52.223-20 Aerosols (Jun 2016) 52.223-21 Foams (Jun 2016) 52.224-3 Privacy Training (Jan 2017) 52.232-23 Assignment of Claims (May 2014) 52.242-5 Payments to Small Business Subcontractors (Jan 2017) 52.246-2 Inspection of Supplies – Fixed Price (Aug 1996) 552.238-79 Use of Federal Supply Schedule Contracts by Non-Federal Entities (Jul 2016) Alternate Contact for Contract Administration (Aug 2017) General Terms and Conditions Applicable to Rental (Nov 2018) Medical Devices (Aug 2017) Ordering Contact (Mar 2018) Scope of Solicitation (Nov 2018) SIN A-200: Additional Representations / Requirements (Nov 2018) Wage Determinations (Doc 01a Excel Spreadsheet, May 2018) Warranty and Return Goods Policy (Aug 2017) Updated/Revised: 52.204-7 System for Award Management (Oct 2018) 52.204-10 Reporting Executive Compensation and First-Tier Subcontract Awards (Oct 2018) 52.204-13 System for Award Management Maintenance (Oct 2018) 52.204-15 Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) 52.209-7 Information Regarding Responsibility Matters (Oct 2018) 52.209-9 Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) 52.212-1 Instructions to Offerors - Commercial Items (Oct 2018) 52.212-3 Offeror Representations and Certifications - Commercial Items (Oct 2018) 52.212-4 Contract Terms and Conditions - Commercial Items (Oct 2018) 52.212-5 Contract Terms & Conditions Required to Implement Statutes or Exec. Orders - Commercial Items (Oct 2018) 52.216-1 Type of Contract (Apr 1984) 52.216-22 Indefinite Quantity (Oct 1995) 52.219-8 Utilization of Small Business Concerns (Oct 2018) 52.219-9 Small Business Subcontracting Plan (Aug 2018, Alternate II – Nov 2016) 52.219-14 Limitations on Subcontracting (Jan 2017) 52.222-19 Child Labor - Cooperation with Authorities and Remedies (Jan 2018) 52.222-26 Equal Opportunity (Sep 2016) 52.222-37 Employment Reports on Veterans (Feb 2016) 52.223-11 Ozone-Depleting Substances and High Potential Hydrofluorocarbons (Jun 2016) 52.225-5 Trade Agreements (Aug 2018) 52.232-33 Payment by Electronic Funds Transfer - System for Award Management (Oct 2018) 552.211-78 Commercial Delivery Schedule (Multiple Award Schedule) (Feb 1996, Tailored, Notes) 552.211-89 Non-Manufactured Wood Package Material for Export (Jul 2016) 552.212-71 Contract Terms and Conditions Applicable to GSA Acquisition of Commercial Items (Jun 2016) 552.212-72 Contract Terms and Conditions Required to Implement Statutes or Executive Orders Applicable to GSA Acquisition of Commercial Items (Jun 2015) 552.219-71 Notice to Offerors of Subcontracting Plan Requirements (Oct 2016, Tailored) 552.219-72 Preparation, Submission, and Negotiation of Subcontracting Plans (Oct 2016, Tailored) 552.238-71 Submission and Distribution of Authorized FSS Schedule Pricelists (Jul 2016, Tailored) Continuation Page 3 of 7

65IIA Mass Modification 0008 552.238-74 Industrial Funding Fee and Sales Reporting (Jan 2016, Tailored) 552.238-75 Price Reductions (Jul 2016) 552.238-78 Scope of Contract (Eligible Ordering Activities) (Jul 2016, Tailored) 552.238-81 Modification (Federal Supply Schedule) (Apr 2015, Alt I - Jun 2016, Tailored) 852.237-70 Contractor Responsibilities (Apr 1984) A-FSS-11 Consideration of Offers under Standing Solicitation (Jan 2016, Tailored) CP-FSS-2 Significant Changes (Oct 1988) CSP-1 (Tailored, Notes – Aug 2017) F-FSS-202-G Delivery Prices (Jan 1994, Note) I-FSS-600 Contract Price Lists (Oct 2016, Tailored) I-FSS-644 Dealers and Suppliers (Oct 1988, Notes – Mar 2018) Additional Discounts / Concessions Offered to the Government (Nov 2018) Agent Authorization (Mar 2018) Business Size Determination & NAICS Code Designation (Aug 2017) Compliance Confirmation (Oct 2018) Continuation of SF1449 Direct-to-Patient Distribution Program Participation (Apr 2018) Instructions for Pre-Award Review Process (Aug 2017) Minimum Acceptable Order Proposal (Aug 2016) Notice Regarding Schedule Sales (Feb 2019), formerly Notice Regarding Prime Vendor Sales & Distribution and Pricing Agreements (DAPA) Pricelist Proposal Preparation (Doc 03 Excel Spreadsheet) Proposed Pricing – Required Format Signatory Authority (Mar 2018) Small Business Subcontracting Plan (Nov 2018) Utilization of Dealers/Distributors (Aug 2017) SCOPE OF SOLICITATION (NOV 2018) The Federal Supply Schedule (FSS) program is also known as the GSA Schedules Program or the Multiple Award Schedule (MAS) Program. The FSS program is directed and managed by GSA and provides Federal agencies with a simplified process for obtaining commercial supplies and services at prices associated with volume buying. Indefinite-delivery, indefinite quantity contracts are awarded to provide supplies and services at stated prices for given periods of time. GSA has delegated authority to the VA to manage the Schedules for medical supplies under the VA FSS program. This solicitation is issued to establish contracts which may be used on a nonmandatory basis by eligible users, as a source of supply for the supplies or services described herein, for domestic and/or overseas delivery. At a minimum, contract holders are required to deliver their products within the 48 contiguous states, Alaska, Hawaii, Puerto Rico, Washington, DC, and U.S. territories. Domestic delivery also includes a port or consolidation point, within the aforementioned areas, for orders received from overseas activities. Offerors who cannot provide the required geographic coverage will not be considered for award. This solicitation further requires that offered prices cover delivery to destinations (i.e. F.O.B. destination) located within the 48 contiguous states and the District of Columbia. Offerors can choose whether or not prices cover delivery f.o.b. destination to Alaska, Hawaii, and the Commonwealth of Puerto Rico. Additionally, the solicitation defines the number of calendar days after receipt of order (ARO) within which delivery must be made. Special Item Numbers (SINs): FSS solicitations set forth broad categories of accepted products/services, referred to as Special Item Numbers (SINs), listed in the Continuation of SF1449 in Vendor Response Continuation Page 4 of 7

65IIA Mass Modification 0008 Document 02. Offerors are not required to submit their entire catalog of products/services but are free to choose which items they will offer as long as those items fall within one of the solicitation’s pre-defined SIN categories. Items that do not fall within one of these SINs are considered to be out of scope of the solicitation and cannot be awarded. An item’s acceptability under the schedule may be further restricted by clause 52.225-5 Trade Agreements, limitations on certain types of commercial items, and a determination of fair and reasonable pricing. Please be advised of the below restrictions applicable to this schedule for specific SINs/types of products. • Glucose Monitoring Products: Glucose monitoring equipment, such as blood glucose monitoring (BGM) units and continuous glucose monitoring (CGM) units, no longer fall within the scope of this schedule. All types of glucose monitoring products, including accessories and consumables, fall under Schedule 65 VII, Invitro Diagnostics, Reagents, Test Kits, and Test Sets, new SIN 555-11. Please note that these products do not fall under GSA schedules. Low Vision Aids: Although this schedule does not currently have a SIN category which provides coverage for low vision aids, these items may be proposed under SIN A-94 Introduction of New Products/Services pending the addition of a new Low Vision Aids SIN category with specifically defined parameters. We will currently accept low vision aids under SIN A-94 on a case by case basis, at the discretion of the agency, provided that the item is a medical product/device. Please note that this does not include prescription eyewear and reading glasses, nor does it include products covered under GSA’s FSS programs, such as loupes/magnifiers and IT related low vision equipment (which falls under GSA schedule 70, SIN 132 8, subcategory “Equipment for • Physically Challenged”). Personal Medical Alert Devices: No types of personal medical alert/monitoring devices fall within the scope of this schedule. These fall under GSA schedule 70, SIN 132-8. • • Air Purifiers: Air purifiers and other such air filtration/disinfection equipment do not fall within the scope of this schedule. These fall under GSA Schedule 56, SIN 563 27. • Pool Lifts: Pool lifts do not fall under SIN A-76 Patient Lifts nor SIN A-77 Patient Transfer Apparatus. These fall under GSA Schedule 51V, SIN 105 002 and GSA Schedule 78, SIN 192 19. • Home Diagnostic Testing: Home diagnostic tests do not fall within the scope of this schedule. Tests, test kits, and test sets fall under schedule 65 VII, Invitro Diagnostics, Reagents, Test Kits, and Test Sets. Be advised that currently there is no provision for home diagnostic testing/monitoring services under any VA schedule. Medical IT: This schedule only permits medical IT products/systems where the purpose of the product/system is for medical treatment/diagnosis. No line items will be awarded under this schedule for which the product is of a general IT nature, such as a keyboard, monitor, tablet, etc. These types of general IT items would only be permissible under this schedule when provided as an integral part of a medical IT system being offered. Additionally, laptops/tablets pre-loaded with medical therapy software should only be capable of operating the installed software (i.e. not be a general use laptop/tablet with pre-loaded medical therapy software). All non-permissible IT items fall under GSA schedule 70. • • Lease/Rental: This schedule does not permit leased items. Rental items may be proposed provided that the following conditions are met: 1) The offeror rents such items commercially in the normal course of business; 2) The proposed rental term of any task order does not exceed 12 months; and 3) The offeror must negotiate in good faith a rental agreement at the task order level with such agreement adhering to the parameters set forth in the “General Terms and Conditions Applicable to Rental” section of Solicitation Document 01. When proposing rental Continuation Page 5 of 7

65IIA Mass Modification 0008 items, the offeror must clearly identify the item as a rental in the Name/Product Description column of the price proposal spreadsheet (Document 03) and must state the period for the rental (e.g. “daily rental”, “monthly rental”, etc.). New Items vs. Refurbished or “Grey Market Goods” Note: This section does not apply to rental items. This solicitation is for the award of new items only. The Contractor shall provide only new equipment and new parts for the required products described herein. Absolutely no “grey market goods” or refurbished products shall be provided under any delivery order. Grey market goods are defined as genuine branded goods sold outside of an authorized sales-territory (or by non-authorized dealers in an authorized territory) at prices lower than being charged in authorized sales territories (or by authorized dealers). All equipment must be covered by the manufacturer’s warranty. Trade Agreements Act The Trade Agreements Act is applicable to all Schedules. In exercising its authority under FAR Part 25, Foreign Acquisition, purchases by Ordering Activities are restricted to either U.S.-made or designated country end products. A U.S.-made product can be either 1) an article that is mined, produced, or manufactured in the United States, or 2) an article that is substantially transformed in the United States into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was transformed. It is the offeror’s responsibility to verify that all offered products are U.S. made or designated country end products as defined in clause FAR 52.225-5. When an item consists of components from various countries and the components are assembled in a designated country, the test to determine country of origin is substantial transformation (see FAR 25.001(c)(2)). Offerors requiring a determination on substantial transformation can go to the US Customs and Border Protection (CBP) Office of Regulations and Rulings. For the purposes of services, origin is determined by the country in which the firm providing the service is established, not the location at which the services are performed. Commercial Items - Limitations Per GSA regulations at 538.271(a), MAS awards are for commercial items as defined in FAR 2.101. Certain types of “custom” items fall under this definition as modified commercial items. For example, FSS accepts configurable items, such as configurable wheelchairs, and custom count items, such as pharmaceutical tablets packaged in quantities specifically for the Government. FSS, however, has made a business decision not to award contracts for the following: • • Custom Packs Non-Configurable Custom Products Made to Individual Specifications, including, but not limited to, such items as custom orthotics, custom dental products, and prescription eyeglasses. Additionally, per the commercial item definition at FAR 2.101, FSS cannot award contracts to installation, maintenance, and repair service companies who do not also provide similar services to the general public (i.e. Government only service providers). FDA Regulatory Requirements Offerors of products classified as medical devices by the U.S. Food and Drug Administration shall be in compliance with the Federal Food Drug and Cosmetic (FD&C) Act, as amended, and regulations promulgated there under (codified in 21 CFR Parts 800-1299). Offerors of medical devices not in compliance with these regulations shall not be considered for award under this solicitation. Notice of Additional Requirements - Ordering Level In addition to the terms and conditions set forth in this solicitation, the contractor may, in the performance of orders issued under this contract, be responsible for further requirements at the Continuation Page 6 of 7

65IIA Mass Modification 0008 ordering level. For more information on these potential, additional requirements, please see the note in Solicitation Document 01 after FAR clause 52.216-18 Ordering. Please note that the VA does not promote the use of any company’s specific Schedule contract. Vendors should be aware that obtaining a VA Schedule contract is not a guarantee of sales. Vendors awarded a VA Schedule contract will need to market their supplies and services to Government customers as they would to commercial customers. A listing of eligible schedule users can be found at on GSA’s website at http://gsa.federalschedules.com/resources/eligible-gsa-schedule-users/. ELECTRONIC ACCEPTANCE OF OFFERS (AUG 2017) Beginning on January 1, 2015, VA FSS ceased accepting paper offers and began the acceptance of electronic offers. Any paper offers will be returned without consideration. The following protocol must be followed to avoid the return of your offer. • File Format oFill-in documents may be submitted as Word or pdf documents. However, documents requiring a wet signature must be submitted separately in a pdf format if the offeror chooses to submit the fill-in documents in Word. oExcel files should be submitted in their original Excel format. EMail Address: All potential contractors are required to submit an FSS offer electronically to vafssoffers@va.gov. eMail Subject Line: Identify in the subject line FSS-Offer-Schedule ID-Company Name. eMail Attachments: We can no longer accept zip files which may require you to submit your offer files in multiple e-mails. It is essential that you identify the number of emails you are sending in the subject line to ensure that we receive your entire offer. EXAMPLE: FSS-Offer-Schedule ID-Company Name-1 of # (FSS-Offer 65IIA-ABC Medical – 1 of 4) CD-ROM: CD-ROM will only be accepted if your proposal is so large that it can’t be compressed and it is unmanageable to send multiple emails. Any offer where the Document 03 - Proposed Price List exceeds 5MB shall be submitted on CD in its entirety. Submission of offers on thumb drives is prohibited and will be rejected and returned. Documents Requiring Signature: Documents requiring signature include, but are not limited • • • • • Continuation Page 7 of 7 proposal being returned to you without further consideration. Please also note that we cannot accept digital/electronic signatures at this time, including .jpeg or other picture formats of signatures inserted into the document. Please apply a wet signature and submit a pdf copy of the signed document. to, SF-1449, Signatory Authority, letters of supply, etc. Please note that the Signatory Authority Form and SF1449 signature date must be no later than 10 calendar days from submission of the proposal. Failure to comply with this date restriction will result in your

In compliance with Regulation S-K Item 601(b)(10)(iv), certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed II.CONTRACT 10CODE IBPANO. IPAGEl OF I PAGES 3 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT - V797D-30190 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS 0The above numbered solicitaion is amended as set forth in Item 14. The hour and date specified for receipt of Offers Ois extended, Qis nct extended. Offers mLISt acknowledge receipt of this amendment prior to the hour and date specifiedin the solicitation or as arrended, by one of the fdlowing methods: (a) By completing Items 8 and 15, and returning _ oopies of the amendment; (b) By acknowledging receipt of this amendment on each oopy of the offer submitted;or (c) By separate letter or electronic communication which indudes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication,provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. U.ACOOUNTINGANOAPPROPR...TION DATA (lf roquhod) 13.THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, I T MODI FIES THE CONTRACT/ORDER NO. AS DESCRI BED I N ITEM 14. n SET FORTH IN ITEM14,PURSUANT TO THE AUTHORITY OF FAR 43.103(b) E.IMPORTANT: Contractor 0is not, [3is required to sign this document andreturn 1 oopies to the issuing office. 14.DESCRIPTIONOF AMENOMENT!MOOFICATION(Organized Ill' UCF sedion heaclilgs. includingsolc:Ution/contTadII<Jbjedmatterwlu<oleosible ) 65I I - Product Addition - SIN A-SO(h) --Physiological Monitors - Other This bilateralmodification is issued to incorporate six (6) line items into the above-referenced FSS contract. See pages 2 for details and a list of products to be added. All other contract terms and conditions remain the same as previouly awarded. EICC:eptas f)fQtllided herei'l, aH terms andcondilions of the document referenced in Item Mor10A.as her.tof'ore d'langed. mains und'langed andin tJtI::wee and etrect. 520303 'J\RfDtrM52Q3Q3 Date: 20 g!?l5' (5qlatiJroofContradin<:O-oa-u') --13:17:21 -05'00-' ----PREVIOUS EDITION NOT USABLE STANOO.RO FORM30 (REV.1112016) PruaibedIll' GSAF·AR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER(TypoO<poWII) RO<n 15C. OO.TE SIGNED 16AN. AME AND TITLE OF CONTRACTING OFFCER(Tetgrtally signed by HEATH R.HEATH R. KRIDA ' A. T 0 HIS CHANGE ORDER IS ISSUEDPURSUANT TO:(Spodfy authorily) THE CHANGES SET FORTH I'! ITEM 14 ARE MADE 1'1 THE CONTRACT ORDER NO. I'! lTEM IM. B.THE ABOVE NUMBERED OONTRACTIORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES(such as dlanges in paying office,IPPftiPI'Iat.:>ndatt,etc.) C. THIS SUPPlEMENTAAl GREEMENT IS ENTERED I'ITO PIM'ISUANT TOAUTHORITY OF:552.238.81 Modification (Federal Supply Schedule) (Apr 2014) (Alternate I, Tailored) 0 0. OTHER (Specoly type of modication and authority) 2.AMENDMENT/MODIFICATION NUMBER1 PODOll 3.EFFECTIVE DATE 10-01-2019 4.REOUISITION/PIM'ICHASE REO.NUMBER S.PROJECT NUMBER (alll!>lcable) TK *5890 (ttp) 6.1SSUEOBYCODE 003B6B 7. ADMINISTERED BY (notoorthanllom6) CODE 1003B6B Department of Veterans Affairs OPAL I National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141 Department of Veterans Affairs OPAL I National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141 8.NAME ANDADDRESS OF CONTRACTOR(-r .&to.. t,oounty,Stote ond ZIP Code) ITAMAR MEDICAL, INC. (FOREIGN PARENT IS ITAMAR MEDICAL LIMITED, CAESAREA, ISRAEL. 3290 Cumberland Club Dr Ste 100 Atlanta GA 30339 (X) 0 9A. AMENDMENT OF SOliCITATION NUMBER 9B. OO.TEO (SEE ITEM II) G l OA. MOOIFICATION OF CONTRACT.ORDER NUMBER lOB.OO.TEO (SEE ITEM 13) 06-15-2013 CODE6BU26FACILIT Y CODE

Itamar Medical, Inc.
V797D-30190
Log #P00010 - TK #19-6035
Page 2 of 3

This bilateral modification (P00011) is to incorporate six (6) product additions.

The awarded line items and prices are shown below.

[REDACTED] is the identified Tracking Customer category. During the course of this contract for any sales under the maximum order for all product additions, the established tracking ratios between the Government and the Tracking Customer shall be maintained.

Tracking Customer and Tracking Ratios

[REDACTED]			
Products	AS00603XX, CS211070, CS2110799, MP2173305	**Ratio**	**1.00**
	AC21107XX		**1.09**
	AC21013XX		**1.24**

Utilization of Dealers/ Distributors by Manufacturers

Itamar Medical, Inc. has elected to participate in marketing the offered products through dealer/dealers/ distributors/specialty distributors. This entity is hereby identified as:

Address: Veterans Healthcare Supply Solutions (VHSS)
13949 Alvarez Road
Suite 300
Jackson, FL 32218

POC: Gary Skura
gskura@vhss1.com
(904)638-5519

Trade-In Option

For item #CS2110700 – "WatchPat 200 Trade in" Itamar Medical, Inc. has provided the following term:

"For the new proposed item called the WatchPat 300 trade-in, Itamar will accept a Government Agency trading in any sleep testing device of any other company."

The Government accepts this new term as proposed and will incorporate it into the aforementioned contract.

In the event that the identified TC's contract/agreement has been cancelled, terminated, expired, or the TC has merged with another group, the contracting officer shall be notified within 10 days after the event occurs, and if possible, before the event occurs.

This modification action is effective **October 01, 2019** and is contingent upon the vendor signing and returning one (1) copy prior to the effective date of this modification. Failure to sign and return a complete copy of this modification will delay the effective date. Additionally, the contractor is reminded of the following requirements:

1. Publish and distribute an approved pricelist supplement.
2. Update the NAC Contract Management database. The electronic spreadsheet may follow via email.
3. Update GSA Advantage.

The contractor is required to amend the current published Federal Supply Schedule (FSS) price list to reflect the changes to the contract per this modification by means of a Supplemental FSS Price List. This supplemental price list shall contain the effective date, modification number, reason and the same information as the initial FSS price list cover sheet. Provide this office with one (1) copy no later than 30 days after receipt of this fully executed modification.

Contract number or other authorizations for supplies or services performed (including order number and contract line number) must be shown on the invoice. In addition, all correspondence and documents pertaining to the contract shall be noted with the contract number.

All other contract terms and conditions remain the same as previously awarded.

Awarded Line Items

SIN#	Item #	Product Name / Description	Tracking Ratio	FSS Price without IFF	FSS Price with IFF	Red "A"
A-50H	AC21107XX	Watch-PAT300	1.09	[REDACTED]	[REDACTED]	A
A-50H	AS00603XX	PAT Cable WP300	1.00	[REDACTED]	[REDACTED]	A
A-50H	CS2110700	WatchPAT 300 Trade In	1.00	[REDACTED]	[REDACTED]	A
A-50H	CS2110799	WatchPAT 300 Upgrade	1.00	[REDACTED]	[REDACTED]	A
A-50H	MP2173305	Carrying Case WP300	1.00	[REDACTED]	[REDACTED]	A
A-50H	AC21013XX	12 White WatchPAT300 uPAT Probes	1.24	[REDACTED]	[REDACTED]	A

This modification action is effective **October 01, 2019**. All other contract terms and conditions remain in full effect.

End of Modification P00011

In compliance with Regulation S-K Item 601(b)(10)(iv), certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

BPA NO.		1. CONTRACT ID CODE	PAGE 1 OF PAGES 2
2. AMENDMENT/MODIFICATION NUMBER P00013	3. EFFECTIVE DATE 01-01-2020	4. REQUISITION/PURCHASE REQ. NUMBER	5. PROJECT NUMBER (If applicable) TK #20-0982
6. ISSUED BY CODE 003B6B		7. ADMINISTERED BY (If other than Item 6) CODE 003B6B	
Department of Veterans Affairs OPAL / National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141		Department of Veterans Affairs OPAL / National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141	

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)	(X)	9A. AMENDMENT OF SOLICITATION NUMBER
ITAMAR MEDICAL, INC. (FOREIGN PARENT IS ITAMAR MEDICAL LIMITED, CAESAREA, ISRAEL. 3290 Cumberland Club Dr Ste 100 Atlanta GA 30339	☐	9B. DATED (SEE ITEM 11)
	☒	10A. MODIFICATION OF CONTRACT/ORDER NUMBER V797D-30190
CODE 6BU26 FACILITY CODE		10B. DATED (SEE ITEM 13) 06-15-2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

65 II A - Administrative Modification - Voluntary Disclosure of Pricing Arrangements

Itamar Medical, Inc. ("Itamar") has negotiated a pricing amendment with [REDACTED] to offer volume pricing on its product Watch-PAT300 (FSS SIN #A-50H; Product Item #AC21107XX). Consistent with the VA FSS, Itamar will be offering the same volume pricing to the Government that it is offers to [REDACTED]

See tier breakdown on page 2.

All other terms and conditions remain in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Thomas T. Pettis	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Thomas T. Pettis 905278 Thomas T. Pettis 905278 2019.12.23 11:23:29 -06'00' (Signature of Contracting Officer)	16C. DATE SIGNED 12/23/2019

PREVIOUS EDITION NOT USABLE

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA - FAR (48 CFR) 53.243

Itamar Medical,Inc. V7970-30190 Log #IPODOll-TK #20-0982 Page 2 of 2 This unilateralmodification (P00013) is issued to incorpora te a Voluntary Disclosure of Pricing Arrangements into the above-referenced FSS contract This action is effective January 01,2020. Watch-PAT300 Volume Pricing: l i :£REDACTED] - The vendor shall notify the Contracting Officer within 10 calendar days if the agreed upon tracking customer(s}' contract/agreement has been cancelled,terminated,expired,or the tracking customer has merged with another group. The Contractor is required to amend the GSA Advantage system within 30 days after receipt of the fully executed modification. For assistance in updating the GSA Advantage price list please cont act the GSA Advantage Vendor Support Center at: WEBSITE http://vsc.fss.gsa.gov PHONE 877-495·4849 EMAIL vendor.support@gsa.gov Finally,the Contractor is required to amend the NAC-CM database by completing the light and dark blue columns of the spreadsheet and fonvard vla email to their assigned Contract Specialist who will forward it to the NAC Database Support Team for input Into the system. This modifica tion action is effective January 0112020. All other contract terms and conditions remain in fulleffect. End of Modification PD0013 Device Volume [REDAc=JPrlclng VA Pricing FSS price w/ IFF FSS Ratio Note 1-9 [REDACTED) [REDACTED) :£REDACTED] 1.09 *Please note 10-14 [REDACTED) [REDACTED) ,[REDACTED] ' 1.09 that the 1-9 volume pricing is already established on the FSS under Product Item #AC21107XX. 15-29 [REDACTED) [REDACTED) [REDACTED] 1.09 30-59 [REDACTED) [REDACTED] 1.09 60-t· :[REDACTED) [REDACTED) (REDACTED) 1.09